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UTILITY TRUST

SEMI-ANNUAL REPORT
JUNE 30, 2002

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Our cover icon represents the underpinnings of Gabelli.
The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Trust will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Trust will invest in companies in telecommunications services or infrastructure operations.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In our view, the major investment theme for electric, gas and telephone utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market. Electric, gas and telephone distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. Although the current unsettled market conditions seem to have caused the consolidation activity of the past several years to slow for a while, the underlying economics continue to support additional merger and acquisition activity over time. We believe that the recent entry of large European acquirers as well as the potential repeal by Congress of the 1935 Public Utility Holding Company Act, known as PUHCA, could accelerate the utility consolidation trend in the coming quarters.

PREMIUM/DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of The Gabelli Utility Trust (the "Trust") trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 502 publicly-traded closed-end funds that are publicly traded in the U.S., approximately 37% currently trade at premiums to NAV versus 26% five years ago and 61% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 3-year history, the range fluctuated from a 2% discount in October 2000 to a 41% premium in May 2002. The average variance from NAV for the Trust since inception is an 11.9% premium to NAV. Shortly after the inception of the Trust, the market price of the Trust exceeded the NAV and this premium has gradually increased since.
             0.1672
             0.0816
             0.1152
             0.0582
             0.0117
             0.0007
Y2k          0.0375
             0.0289
            -0.0127
             0.0417
            -0.0016
             0.0403
             0.0016
             0.0081
             0.0064
            -0.022
             0.0003
             0.0658
Year 2001    0.0532
             0.1445
             0.0728
             0.1646
             0.1409
             0.1223
             0.1229
             0.1643
             0.1572
             0.2455
             0.2414
             0.2746
Year 2002    0.3454
             0.3704
             0.3101
             0.3225
             0.1723
             0.2561

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-------------------------
      JUNE 30, 2002
 Net Asset Value  $6.95
 Market Price     $8.73
 Premium          25.61%
------------------------

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has considered various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and the potential use of leverage.

      The Trust's long-term investment goal is growth of capital and income. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 6.9% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------
                                                        AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                                                        ------------------------------------------------
                                                                 YEAR                                 SINCE
                                                    QUARTER     TO DATE     1 YEAR      2 YEAR    INCEPTION (B)
                                                    -------     -------     ------      ------    -------------
   Gabelli Utility Trust NAV Return (c) .........  (5.46)%      (1.36)%     (3.92)%      6.28%        6.87%
   Gabelli Utility Trust Investment Return (d) ..  (9.74)%      (3.73)%      5.73%      15.69%       12.20%
   S&P Utility Index ............................ (16.92)%     (14.11)%    (31.82)%     (9.12)%      (5.67)%
   Lipper Utility Fund Average .................. (13.18)%     (14.68)%    (25.85)%    (14.99)%      (8.12)%

--------------------------------------------------------------------------------
   (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.
   (b) From commencement of investment operations on July 9, 1999.
   (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions and adjustments for rights offerings, and are net of expenses. Since inception return based on initial net asset value of $7.50.
   (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions and adjustments for rights offerings. Since inception return based on initial offering price of $7.50.

RIGHTS OFFERING 2002 - AN OUTSTANDING SUCCESS - THANK YOU

      The Utility Trust Rights Offering proved to be an overwhelming success. Rights offerings have historically been a fair and efficient method to raise additional capital. This method is widely used in England. The traditional rights offering allows an issuer's shareholders to participate directly in the growth of that issuer by purchasing additional common shares at a set subscription price.

      Shareholders of record on May 22, 2002 were issued one Right for each share of the Trust. Three Rights were required to purchase one additional share of the Trust at $7.50 per share without incurring commission costs. Shareholders remitted $50 million in subscription requests, of which the Trust retained $28 million for the 3,764,965 shares offered.

      Furthermore, since these Rights were transferable, shareholders who chose not to exercise their Rights, could sell their Rights. The market value of the Rights during the subscription period was such that sellers of the Rights would have gained a portion of the value of their holdings that resulted from the Offering. Our subscription agent, EquiServe, sold Rights in the open market through Gabelli & Company, Inc. at a nominal commission through June 26, 2002.

      We appreciate the efforts of the brokerage community in explaining the offering to their clients, resulting in a high level of participation.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. Stand-alone natural gas distribution companies make no economic sense either; the combination utility model is clearly better. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to be bigger to achieve scale economies, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry remains as fragmented as it is. Our investments in regulated companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition target for large utilities seeking to bulk up. One of the Trust's biggest holdings as of the end of the second quarter was RGS Energy, a small utility in New York State that was acquired by Energy East in a deal that closed on July 1, 2002. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators.

COMMENTARY

      During the second quarter of 2002, utility stocks continued to be more volatile and more exciting, compared with their historic performance. This was similar to how they performed in the first quarter of 2002. Unfortunately, volatility and excitement are not what investors generally expect from utility stocks. However, their performance relative to the overall stock market in each of the first two quarters of 2002 actually has been quite good and consistent with the expectation that utilities are good defensive investments.

      The meltdown of Enron in late 2001 led to a more rigorous review of balance sheets and credit quality for all of the companies involved in the merchant energy business. The result was a chain reaction of increased concern and in some cases outright panic among investors who discovered that involvement in merchant energy can be risky business. Fortunately, even though many utilities have some involvement in energy trading and marketing, these unregulated businesses typically represent only a small portion of their total earnings. In addition, unlike the pure play energy merchant stocks, most of the utility stocks still pay secure and generous dividends. Therefore, the utility stocks have benefited from yield support that prevented their stock prices from falling precipitously.

      The meltdown of Enron also led to a flight-to-quality in the energy and utilities sector. The best performing stocks in the electric sector have been the ones that look mostly like old-fashioned regulated utilities. Despite promising slower earnings growth, these plain vanilla utilities were the beneficiaries when investors fled the energy merchant stocks in droves.

      Another recent phenomenon has been a rash of new common equity offerings by utilities during the first half of 2002. This was due to the need by some companies to strengthen their balance sheets because of tougher standards imposed by the major credit rating agencies in the post-Enron world. For investors who were selective, these new equity offerings provided opportunities to buy good stocks at a time when their prices were under selling pressure.

      Even if the Enron debacle had never occurred, a major fundamental change was occurring during 2001 that continues into 2002. The United States has quickly moved from a condition of tight power markets and electricity shortages to a situation in which most regions are over-supplied with power. How did this happen so fast? The best answer is that deregulation, working in concert with the capitalist system, led to a surge of investment in new power plants by merchant energy companies that wanted to take advantage of high power prices. Many new power plants were completed in the period from early-2000 to mid-2002, which resulted in the supply/demand imbalance turning

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                                        3
into an over-supply of electricity generation. In the stock market, this caused the sky-high valuations on the stocks of the pure-play merchant energy companies to plunge so low that they now trade at lower price/earnings ("P/E") ratios than the stocks of regulated utilities.

      The U.S. economy remains somewhat weak. The long-awaited recovery from the recession appears to be under way, but it is a very slow recovery. This probably means that it is unlikely that the Federal Reserve Board ("Fed") will tighten its monetary policy in the next few quarters. Therefore, with interest rates likely to remain near their 30-year lows, utility stocks, with their high secure yields, should remain popular with conservative total return investors.

      A major fundamental positive for the utilities sector would be passage by Congress of the pending energy legislation. President Bush included in his legislative package the repeal of PUHCA, which has been a major deterrent to mergers and acquisitions in the utility industry. We believe that the pace of merger activity would accelerate greatly if PUHCA is repealed. Although the Democrats and Republicans in both houses of Congress have found plenty to disagree about regarding many other issues in the President's broad energy bill, there appears to be little opposition to PUHCA repeal. Both the Republican-controlled House and the Democratic-controlled Senate have passed separate versions of the energy bill, and both versions include the repeal of PUHCA. We are cautiously optimistic that the House and Senate can work out their differences and present a compromise energy bill that includes PUHCA repeal to the President by the end of the summer.

      Speaking of M&A, we are watching closely the situation involving German utility giant E.ON, which completed the acquisition of the U.K.'s PowerGen in early July. PowerGen owned the largest utility in Kentucky, LG&E Energy. E.ON's Chairman and CEO has said publicly that he wants to use LG&E and its one million utility customers as a base for making further U.S. utility acquisitions. Also, at the end of the second quarter of 2002, Energy East completed its acquisition of RGS Energy. This is the fifth utility in the Northeast region that Energy East has acquired in the past four years.

THE MARKET: A CRISIS IN CONFIDENCE

      Unfortunately, over the short-term, a recovering economy, a rebound in corporate profits and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of corporate America and Wall Street.

      It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it's a dangerous world out there.

      Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but "Enronitis," "Tycosis," "Marthritis" (the insider trading investigation of Martha Stewart), and most recently "WorldCon" have many investors wondering what malady will strike their portfolios next. Following the revelations (to some) that Wall Street research is not what it's cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease.

REALITY CHECK

      At this stage, some perspective on the recent scandals in corporate America and Wall Street is in order. I've spent nearly 40 years grilling corporate managers about their businesses. Most have been honest, albeit with a tendency to "accentuate the positives and de-centuate the negatives." Some have been disingenuous, doing their best to sweep the bad news under the rug. While I've seen many incompetent managements run good companies into the ground, I've only encountered a few who have been outright crooks.

      Unfortunately, corporate skullduggery was on the rise, in part due to "momentum" investing, which focuses on short-term earnings dynamics, as well as the widespread use of stock options--the cocaine of the corporate elite--that reward managements on the basis of their companies' stock prices rather than improving business fundamentals. It is little wonder that some managements are willing to cook the books to enhance and/or protect the value of these enormous options packages.

      We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firms' investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

      Although corporate accounting has never been transparent--we have been fighting our way through pages of footnotes attached to corporate financial statements for years--we would welcome reform in this area as well. We expect a certain amount of accounting gimmickry will always be the norm, as the bean counters figure out how to skirt whatever new rules are put in place. However, separation of auditors from management consultants would be the first step in resolving potential conflicts of interest.

      Hopefully, we will make some progress on all these fronts. In the coming quarters, we may continue to see negative headlines further denting investor confidence. However, we believe that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will refocus on an expanding number of excellent opportunities in the stock market.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CH ENERGY GROUP INC. (CHG - $49.25 - NYSE) is the last small electric utility in New York State, now that RGS Energy has been acquired by Energy East. CH Energy serves the territory directly north of New York City that is mainly rural and suburban. There are several potential buyers for whom CH Energy would be a good fit, including Consolidated Edison (ED - $41.75 - NYSE), Energy East (EAS - $22.60 - NYSE), KeySpan (KSE - $37.65 - NYSE), National Grid (NGG - $35.16 -
NYSE) or Public Service Enterprise Group (PEG - $43.30 - NYSE). The buyer could create significant savings by rationalizing outside plant operations and eliminating all of the corporate, finance, regulatory and public company overhead, for the benefit of shareholders and customers. Although it is tough to predict when a deal might happen, we would point out that National Grid completed its takeover of Niagara Mohawk several months ago and Grid has typically waited less than a year between takeovers in the U.S. where it has already acquired three utilities. Con Edison meanwhile, having done a terrific job in the aftermath of September 11 and with a strong balance sheet and premium stock price valuation, might be ready to make an offer for CH Energy.

CONSTELLATION ENERGY GROUP INC. (CEG - $29.34 - NYSE) is a fallen angel. Constellation had grandiose plans to split off the competitive generation business as a separate publicly traded stock. However, late last year, when the stock prices of generating companies plummeted, CEG changed its strategy and brought in a whole new management team. The new strategy is to remain as an integrated energy company, with the steady earnings and cash flow from the regulated utility operation complementing the more volatile, higher growth merchant energy business. As a further repudiation of the old strategy, Constellation Energy raised its dividend from $0.48 per share annually up to $0.96 in early 2002. The stock of Constellation is trading at a large P/E discount compared with the average integrated electric company.

DQE INC. (DQE - $14.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. The Trust took advantage of the falling stock price and added significantly to its position in DQE. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE is in the process of divesting its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

EL PASO ELECTRIC CO. (EE - $13.85 - AMEX) is a financial comeback story. A few years ago, this small electric utility, serving portions of southwest Texas and New Mexico, was coming out of bankruptcy. Over the past few years, management has continued to create shareholder value by utilizing the company's free cash flow to pay down debt and repurchase large amounts of common stock. Eventually, due to the company's relatively small size, we believe that El Paso Electric is a takeover candidate.

NSTAR (NST - $44.78 - NYSE) is a consolidation play in the New England region. NSTAR is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid, who recently completed a takeover of Niagara Mohawk, and Consolidated Edison, who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan is another potential acquirer who already owns a gas utility in the same region.

ONEOK INC. (OKE - $21.95 - NYSE) is pronounced "wun-oke" not "oh-nee-ock." The name is supposed to mean, "One company, in Oklahoma." Hate the name, love the stock. This is a natural gas utility. Westar Energy (WR - $15.35 - NYSE), an electric utility holding company in neighboring Kansas, has owned 45% of ONEOK for the past few years. In June 2002, Westar announced that it plans to sell its stake in ONEOK. ONEOK has the right to buy back these shares from Westar at a price of $21.77 per OKE share for a total cost of $971.1 million. This is quite a lot of cash for a company like ONEOK to come up with, and even if OKE did repurchase the shares, it would create a huge jump in ONEOK's financial leverage and threaten its credit ratings. Therefore, a likely scenario is that a buyer that wants to take control of ONEOK would make an offer to purchase the OKE shares that Westar now holds.

SCANA CORP. (SCG - $30.87 - NYSE) is a mid-cap electric and gas utility serving a large portion of South Carolina and small areas of North Carolina and Georgia. SCANA is either surrounded by or is in close proximity to several of the largest utilities in the U.S., and any one of them could afford to pay a generous premium to acquire this well-run, financially strong company.

WESTAR ENERGY INC. (WR - $15.35 - NYSE) is a stock with a very low valuation relative to the sum of its parts. Westar's share price has fallen sharply over the past twelve months because the company failed to execute its plans to sell the electric utility operations to PNM Resources (PNM - $24.20 - NYSE), and also due to disappointing rate orders from regulators in Kansas. We think that Westar's newly announced plan to divest its 45% ownership stake in ONEOK is a smart move. We would expect Westar to use the profits from the ONEOK sale to pay off a large portion of the holding company's debt. We also think that Westar might divest its 85% ownership stake in Protection One, the nation's second largest monitored security company. The loss on the sale of the Protection One shares could be used to offset Westar's taxable gain on the sale of the ONEOK shares.

SHAREHOLDER MEETING - MAY 20, 2002 - FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 20, 2002 at the Bruce Museum in Greenwich, Connecticut. At that meeting, shareholders elected Anthony
J. Colavita, Frank J. Fahrenkopf, Jr., Robert J. Morrissey and Salvatore J. Zizza as Trustees of the Trust. A total of 9,646,342 votes, 9,624,169 votes, 9,645,548 votes and 9,649,000 votes were cast in favor of each Trustee and 75,347 votes, 97,520 votes, 76,142 votes and 72,689 votes were withheld for each Trustee, respectively.

      Mario J. Gabelli, Thomas E. Bratter, James P. Conn, Vincent D. Enright, John D. Gabelli, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Trustees of the Trust.

      We thank you for your participation and appreciate your continued support.

MONTHLY DISTRIBUTIONS

      The Trust has a $0.06 per share monthly distribution policy in place.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                        AUGUST                        SEPTEMBER                       OCTOBER
                        ------                        ---------                       -------
      1st Wednesday     Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

                               Sincerely,
                               /S/ Mario J. Gabelli
                               MARIO J. GABELLI, CFA
                               Portfolio Manager and Chief Investment Officer

August 1, 2002

--------------------------------------------------------------------------------
                      SELECTED HOLDINGS
                        JUNE 30, 2002
                        -------------
CH Energy Group Inc.                        NSTAR
Constellation Energy Group Inc.             ONEOK Inc.
DQE Inc.                                    SCANA Corp.
El Paso Electric Co.                        Westar Energy Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
                                                                       MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            -----

             COMMON STOCKS -- 63.1%
             AGRICULTURE -- 0.1%
    12,000   Cadiz Inc.+ ........................  $    107,393   $    101,988
                                                    -----------   ------------
             COMMUNICATIONS EQUIPMENT -- 0.3%
    70,000   Furukawa Electric Co. Ltd. .........       702,424       268,071
                                                    -----------   ------------
             CONSUMER PRODUCTS -- 1.0%
    50,000   Pennzoil-Quaker State Co. ..........     1,077,000     1,076,500
                                                   ------------   ------------
             ENERGY AND UTILITIES: ELECTRIC -- 19.3%
   100,000   AES Corp.+ .........................       924,098        542,000
    18,000   Calpine Corp.+ .....................       224,646        126,540
    50,000   Cinergy Corp. ......................     1,553,487      1,799,500
    10,000   Cleco Corp. ........................       153,250        219,000
   120,000   Conectiv ...........................     2,150,402      3,097,200
    55,000   DPL Inc. ...........................     1,152,088      1,454,750
    20,219   DTE Energy Co. .....................       886,992        902,576
   160,000   El Paso Electric Co.+ ..............     1,462,191      2,216,000
    22,000   FPL Group Inc. .....................     1,192,216      1,319,780
    51,000   Maine Public Service Co. ...........       925,394      1,521,840
   145,000   Northeast Utilities ................     2,968,426      2,727,450
    57,000   SCANA Corp. ........................     1,455,381      1,759,590
    30,000   TECO Energy Inc. ...................       696,545        742,500
    25,000   UIL Holdings Corp. .................     1,096,481      1,361,500
    20,000   Unisource Energy Corp. .............       236,625        372,000
                                                   ------------   ------------
                                                     17,078,222     20,162,226
                                                   ------------   ------------
             ENERGY AND UTILITIES: INTEGRATED -- 20.7%
    13,000   Allete .............................       222,463        352,300
    38,000   CH Energy Group Inc. ...............     1,396,707      1,871,500
    12,000   CMS Energy Corp. ...................       161,225        131,760
    70,000   Constellation Energy
               Group Inc. .......................     1,721,293      2,053,800
     2,000   Dominion Resources Inc. ............       121,600        132,400
   100,000   DQE Inc. ...........................     2,012,033      1,400,000
    15,000   Edison International ...............       165,700        255,000
    17,000   El Paso Corp. ......................       408,716        350,370
    10,000   Empire District Electric Co. .......       205,736        205,000
    15,000   Entergy Corp. ......................       421,243        636,600
     3,979   FirstEnergy Corp. ..................       137,371        132,819
    50,000   Florida Public Utilities Co. .......       792,675        911,000
    30,000   Madison Gas & Electric Co. .........       621,679        835,500
   110,000   Mirant Corp.+ ......................     1,184,142        803,000
    52,000   NSTAR ..............................     2,222,019      2,328,560
     1,000   Otter Tail Corp. ...................        30,600         31,520
    18,000   PG&E Corp. .........................       213,988        322,020
    40,000   Progress Energy Inc.+ ..............        20,800         12,000
     8,000   Puget Energy Inc. ..................       178,550        165,200

                                                                       MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            -----

    95,000   RGS Energy Group Inc. ..............  $  2,522,402   $ 3,724,000
    21,000   Sierra Pacific Resources+ ..........       171,508        163,800
     6,000   Unitil Corp. .......................       163,525        179,280
   145,000   Westar Energy Inc. .................     2,536,757      2,225,750
     5,000   Wisconsin Energy Corp. .............       129,570        126,350
     7,000   WPS Resources Corp. ................       204,319        285,810
   122,000   Xcel Energy Inc. ...................     2,816,216      2,045,940
                                                   ------------   ------------
                                                     20,782,837     21,681,279
                                                   ------------   ------------
             ENERGY AND UTILITIES: NATURAL GAS -- 10.3%
    35,000   AGL Resources Inc. .................       640,625        812,000
    12,000   Cascade Natural Gas Corp. ..........       260,037        250,800
     2,000   Chesapeake Utilities Corp. .........        36,525         38,020
    33,000   Delta Natural Gas Co. Inc. .........       552,849        716,430
    25,000   Dynegy Inc., Cl. A .................       339,475        180,000
     1,000   EnergySouth Inc. ...................        26,780         32,040
    26,000   National Fuel Gas Co. ..............       644,176        585,260
    12,000   Nicor Inc. .........................       434,475        549,000
    60,000   ONEOK Inc. .........................     1,024,914      1,317,000
    19,000   Peoples Energy Corp. ...............       665,481        692,740
    23,000   Piedmont Natural Gas
               Co. Inc. .........................       687,398        850,540
     3,000   RGC Resources Inc. .................        59,164         54,570
   123,000   SEMCO Energy Inc. ..................     1,654,569      1,113,150
    21,267   Southern Union Co. .................       336,801        361,534
   130,000   Southwest Gas Corp. ................     3,288,133      3,217,500
                                                   ------------   ------------
                                                     10,651,402     10,770,584
                                                   ------------   ------------
             ENERGY AND UTILITIES: WATER -- 4.8%
    12,000   American States Water Co. ..........       266,713        318,000
    11,000   Artesian Resources Corp.,
               Cl. A ............................       257,250        318,879
    21,000   Birmingham Utilities Inc.                  396,335        389,550
    20,520   California Water
               Service Group ....................       566,928        517,104
     7,500   Connecticut Water
               Service Inc. .....................       146,455        228,600
    40,000   Middlesex Water Co. ................       808,263      1,050,800
    45,000   NiSource Inc.+ .....................        90,000         93,600
    11,466   Pennichuck Corp. ...................       285,503        331,367
    30,000   Philadelphia Suburban Corp. ........       457,092        606,000
    13,000   SJW Corp. ..........................     1,340,829      1,053,000
     5,250   Southwest Water Co.                         52,062         99,383
                                                   ------------   ------------
                                                      4,667,430      5,006,283
                                                   ------------   ------------

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
                                                                       MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            -----

             ENVIRONMENTAL SERVICES -- 0.0%
    18,000   Catalytica Energy
               Systems Inc.+ ....................  $    179,986   $     56,880
                                                   ------------   ------------
             SATELLITE -- 0.4%
    42,000   General Motors Corp., Cl. H+ .......       891,207        436,800
                                                   ------------   ------------
             TELECOMMUNICATIONS -- 5.8%
     1,000   ALLTEL Corp. .......................        53,560         47,000
     3,000   AT&T Canada Inc., Cl. B+ ...........        82,810         95,370
    20,000   AT&T Corp. .........................       329,166        214,000
    40,000   BellSouth Corp. ....................     1,452,491      1,260,000
   125,000   Broadwing Inc.+ ....................     1,134,153        325,000
    20,000   BT Group plc, ADR+ .................       794,714        762,400
    30,000   CenturyTel Inc. ....................     1,147,440        885,000
    10,000   Citizens Communications
               Co.+ .............................       100,359         83,600
     4,000   Commonwealth Telephone
               Enterprises Inc.+ ................       130,004        160,960
     8,388   D&E Communications Inc. ............       116,174         88,158
    13,000   Deutsche Telekom AG, ADR ...........       243,502        121,030
     3,000   France Telecom SA, ADR .............        83,768         28,140
    13,000   Touch America
               Holdings Inc.+ ...................       118,249         35,750
    50,000   Verizon Communications Inc. ........     2,023,204      2,007,500
                                                   ------------   ------------
                                                      7,809,594      6,113,908
                                                   ------------   ------------
             WIRELESS COMMUNICATIONS -- 0.4%
    40,000   mm02 plc, ADR+ .....................       422,427        252,000
    50,000   Nextel Communications
               Inc., Cl. A+ .....................       792,253        160,500
                                                   ------------   ------------
                                                      1,214,680        412,500
                                                   ------------   ------------
             TOTAL COMMON
              STOCKS ............................    65,162,175     66,087,019
                                                   ------------   ------------

             PREFERRED STOCKS -- 0.6%
             TELECOMMUNICATIONS -- 0.6%
    16,000   Citizens Utilities Trust,
               5.000% Cv. Pfd. ..................       784,566        646,400
                                                   ------------   ------------

   PRINCIPAL                                                           MARKET
    AMOUNT                                              COST            VALUE
    ------                                              ----            -----

             CORPORATE BONDS -- 0.8%
             ENERGY AND UTILITIES: INTEGRATED -- 0.8%
$ 1,100,000  Mirant Corp., Sub. Deb. Cv.,
               2.500%, 06/15/21 .................  $    823,462   $    804,375
                                                   ------------   ------------
             TELECOMMUNICATIONS -- 0.0%
    100,000  Williams Communications Group Inc.,
               10.875%, 10/01/09 ................        42,438          8,750
                                                   ------------   ------------
             TOTAL CORPORATE
              BONDS .............................       865,900        813,125
                                                   ------------   ------------

             REPURCHASE AGREEMENT -- 9.3%
  9,698,000  State Street Bank & Trust Co.,
               1.870%, dated 06/28/02,
               due 07/01/02,
               proceeds at maturity,
               $9,699,511 (a) ...................     9,698,000      9,698,000
                                                   ------------   ------------

TOTAL INVESTMENTS -- 73.8% ......................  $ 76,510,641   $ 77,244,544
                                                   ============

OTHER ASSETS AND LIABILITIES (NET) -- 26.2% .....                   27,466,167
                                                                  ------------

NET ASSETS -- 100.0%
   (15,074,184 shares outstanding) ..............                 $104,710,711
                                                                  ============
NET ASSET VALUE
   (104,710,711 / 15,074,184 shares outstanding) ..............          $6.95
                                                                         =====

  -------------
             For Federal tax purposes:
             Aggregate cost ...................................   $ 75,548,322
                                                                  ============
             Gross unrealized appreciation ....................   $  8,594,523
             Gross unrealized depreciation ....................     (7,860,620)
                                                                  ------------
             Net unrealized appreciation ......................   $    733,903
                                                                  ============

  -------------
(a) Collateralized by U.S. Treasury Note, 1.870%, due 04/30/03, market value $9,893,094.
+      Non-income producing security.
ADR - American Depository Receipt.

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

ASSETS:
   Investments, at value (Cost $76,510,641) ...................   $ 77,244,544
   Cash .......................................................            482
   Dividends and interest receivable ..........................        215,219
   Receivable for Fund shares sold ............................     28,237,239
   Other assets ...............................................            104
                                                                  ------------
   TOTAL ASSETS ...............................................    105,697,588
                                                                  ------------
LIABILITIES:
   Payable for investments purchased ..........................        127,411
   Payable for investment advisory fees .......................         59,468
   Other accrued expenses. ....................................        799,998
                                                                  ------------
   TOTAL LIABILITIES ..........................................        986,877
                                                                  ------------
   NET ASSETS applicable to 15,074,184
      shares outstanding ......................................   $104,710,711
                                                                  ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ................   $     15,074
   Additional paid-in capital .................................    103,961,629
   Net unrealized appreciation on investments .................        734,008
                                                                  ------------
   TOTAL NET ASSETS ...........................................   $104,710,711
                                                                  ============
   NET ASSET VALUE
      ($104,710,711 / 15,074,184 shares
      outstanding; unlimited number of shares
      authorized of $0.001 par value) .........................          $6.95
                                                                         =====

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes $1,729) ....................   $  1,088,785
   Interest ...................................................        166,997
                                                                  ------------
   TOTAL INVESTMENT INCOME ....................................      1,255,782
                                                                  ------------
EXPENSES:
   Investment advisory fees ...................................        397,978
   Shareholder services fees ..................................        122,399
   Shareholder communications expenses ........................        116,889
   Payroll ....................................................         71,335
   Legal and audit fees .......................................         39,803
   Trustees' fees .............................................         27,907
   Custodian fees .............................................         21,848
   Miscellaneous expenses .....................................         40,006
                                                                  ------------
   TOTAL EXPENSES .............................................        838,165
                                                                  ------------
   LESS: CUSTODIAN FEE CREDIT .................................         (1,572)
                                                                  ------------
   NET EXPENSES ...............................................        836,593
                                                                  ------------
   NET INVESTMENT INCOME ......................................        419,189
                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain on investments ...........................        496,174
   Net change in unrealized appreciation/
      depreciation on investments .............................     (2,794,930)
                                                                  ------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS ..........................................     (2,298,756)
                                                                  ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .........................................   $ (1,879,567)
                                                                  ============

                       STATEMENT OF CHANGES IN NET ASSETS
                                                                           SIX MONTHS ENDED
                                                                             JUNE 30, 2002           YEAR ENDED
                                                                              (UNAUDITED)         DECEMBER 31, 2001
                                                                            --------------       ----------------
OPERATIONS:
   Net investment income ....................................................    $    419,189           $ 1,341,543
   Net realized gain on investments .........................................         496,174             2,449,730
   Net change in unrealized appreciation/depreciation on investments ........      (2,794,930)           (6,032,844)
                                                                                 ------------           -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................      (1,879,567)           (2,241,571)
                                                                                 ------------           -----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ....................................................        (445,576)           (2,323,380)
   Net realized gain on investments .........................................      (2,192,853)           (5,488,776)
   Paid-in capital ..........................................................      (1,415,787)                   --
                                                                                 ------------           -----------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .........................      (4,054,216)           (7,812,156)
                                                                                 ------------            ----------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued in rights offering ..      27,737,239                    --
   Net increase in net assets from Fund common shares issued upon
      reinvestment of dividends and distributions ...........................         709,865             1,581,923
                                                                                 ------------           -----------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................      28,447,104             1,581,923
                                                                                 ------------           -----------
   NET INCREASE (DECREASE) IN NET ASSETS ....................................      22,513,321            (8,471,804)
NET ASSETS:
   Beginning of period ......................................................      82,197,390            90,669,194
                                                                                 ------------           -----------
   End of period (including undistributed net investment income of
      $0 and $26,387, respectively) .........................................    $104,710,711           $82,197,390
                                                                                 ============           ===========

                See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  ORGANIZATION.   The  Gabelli  Utility  Trust  (the  "Utility  Trust")  is  a
closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the EquityTrust. Investment operations commenced on July 9, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

      REPURCHASE AGREEMENTS. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

      SECURITIES SOLD SHORT. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

      For the  fiscal  year  ended  December  31,  2001,  the tax  character  of
distributions  paid  did  not  materially  differ  from  accounting   principles
generally accepted in the United States.

      PROVISION FOR INCOME TAXES. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

      Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance  with the  Advisory  Agreement,  the  Adviser  provides a  continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      During the six months ended June 30, 2002, Gabelli & Company, Inc. and its affiliates received $48,620 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the six months ended June 30, 2002 aggregated $18,599,441 and $8,245,038, respectively.

5. CAPITAL. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2002, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

      Transactions in shares of beneficial interest were as follows:

                                                                      SIX MONTHS ENDED                         YEAR ENDED
                                                                        JUNE 30, 2002                       DECEMBER 31, 2001
                                                                  ------------------------               ----------------------
                                                                   Shares            Amount              Shares           Amount
                                                                  ---------       -----------            -------        ----------
Shares issued in rights offering ............................     3,764,965       $27,737,239                 --                --
Shares issued upon reinvestment
  of dividends and distributions ............................        79,422       $   709,865            190,378        $1,581,923
                                                                  ---------       -----------            -------        ----------
Net increase ................................................     3,844,387       $28,447,104            190,378        $1,581,923
                                                                  =========       ===========            =======        ==========


6. RIGHTS OFFERING. On May 22, 2002, the Utility Trust distributed one transferable right for each of the 11,294,893 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.50 per share. The subscription period expired on June 27, 2002. The rights offering was fully subscribed resulting in the issuance of 3,764,965 common shares and proceeds of $28,237,239 to the Utility Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.09 per share as a result of the issuance.

7. INDUSTRY CONCENTRATION. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8.  SUBSEQUENT   EVENT.   Effective  August  1,  2002,  the  Fund  modified  its
non-fundamental investment policy to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "80% Policy").

      The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

                            THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                         SIX MONTHS ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                          JUNE 30, 2002     DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                            (UNAUDITED)        2001            2000         1999(A)
                                                            -----------       ------         -------        -------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...................  $   7.32         $  8.21        $  7.62        $  7.50
                                                             --------         -------        -------        -------
   Net investment income ..................................      0.12            0.61           0.15           0.08
   Net realized and unrealized gain (loss) on investments .     (0.22)          (0.81)          1.44           0.19
                                                             --------         -------        -------        -------
   Total from investment operations .......................     (0.10)          (0.20)          1.59           0.27
                                                             --------         -------        -------        -------
CHANGE IN NET ASSET VALUE FROM TRANSACTIONS IN
SHARES OF BENEFICIAL INTEREST:
   Increase in net asset value from
   shares issued in rights offering .......................      0.12              --             --             --
   Offering expenses charged to capital surplus ...........     (0.03)             --             --             --
   Increase in net asset value from Fund share transactions      0.09            0.01             --             --
                                                             --------         -------        -------        -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................................     (0.04)          (0.21)         (0.06)         (0.08)
   Net realized gain on investments .......................     (0.19)          (0.49)         (0.94)         (0.07)
   Paid in capital ........................................     (0.13)          --             --                --
                                                             --------         -------        -------        -------
   Total distributions ....................................     (0.36)          (0.70)         (1.00)         (0.15)
                                                             --------         -------        -------        -------
   NET ASSET VALUE, END OF PERIOD .........................  $   6.95         $  7.32        $  8.21        $  7.62
                                                             ========         =======        =======        =======
   Net asset value total return+ ..........................    (1.36)%          (3.15)%        22.01%          3.62%
                                                             ========         =======        =======        =======
   Market value, end of period ............................  $   8.73         $  9.33        $  8.75        $  7.63
                                                             ========         =======        =======        =======
   Total investment return++ ..............................    (3.73)%          15.82%         29.95%          3.70%
                                                             ========         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...................  $104,711         $82,197        $90,669        $83,330
   Ratio of net investment income to average net assets (c)      1.05%(b)       1.57%           1.88%          2.27%(b)
   Ratio of operating expenses to average net assets (c) (d)     2.10%(b)       2.00%           1.95%          1.85%(b)
   Portfolio turnover rate                                         12%            41%             92%            37%

 --------------------------
   + Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
  ++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
  (a) The Gabelli Utility Trust commenced operations on July 9, 1999.
  (b) Annualized.
  (c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
  (d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2002, the year ended December 31, 2001, and the year ended December 31, 2000, the expense ratios would be 2.10%, 2.00% and 1.93%, respectively.

                See accompanying notes to financial statements.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the Policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                                  c/o EquiServe
                                 P.O. Box 43011
                           Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.
   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                              TRUSTEES AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW,
  MORRISSEY, HAWKINS & LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                          COMMON
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     15,074,184

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
HTTP://WWW.GABELLI.COM

SEMI-ANNUAL REPORT
JUNE 30, 2002

                                                                     GBFUF 06/02